Martin J. Shen, CEO FingerMotion Inc. Discusses Company Progress and Future Plans with Steve Macalbry of BestGrowthStocks.Com

Martin J. Shen, Chief Executive Officer FingerMotion Inc. (NASDAQ: FNGR)

Interviewer, Steve Macalbry of Best Growth Stocks

Full Interview

Steve: Thank you for giving us the time to answer our questions.

Could you give us a brief overview and future vision for your company?

We are a mobile data specialist company that provides mobile payment and recharge platform system primarily to the Chinese market. The company offers telecommunication products and services, including data plans, subscription plans, mobile phones, and loyalty points redemption services; bulk short message service and multimedia messaging services; and our own proprietary Rich Communication Services (RCS) platform that enables businesses and brands to communicate and service their customers on the 5G infrastructure. Additionally, we have our proprietary big data insights platform known as Sapientus that serves the insurance, healthcare, and financial services industries. Recently, we entered a strategic collaboration with Migu Video to expand our presence in international markets and to diversify our reach into other growing geographies. Moreover, we are committed to implementing on growing our domestic strategy primarily by increasing our market share and penetration with our current products and technologies. Our priority as a management team is focused on driving shareholder value through market expansion opportunities, substantial revenue and income growth, and maintaining a solid cash position to invest in the business, including potential acquisitions and collaborations.

There are over one billion potential users in the China market, how will the Company tap into that user base while addressing country risk?

While we are a US tech company, by having operations in China, we have always encountered the queries re: country risk. We have noticed, however, that the risk level may not be as heightened as some prognosticators have hinted.

Although the Chinese economy differs from the economies of most countries belonging to the Organization for Economic Cooperation and Development in many ways, economic reforms adopted by the Chinese government have undeniably had a positive effect on the economic development of the country. In addition, subject to the risk factors outlined in our most recent report on Form 10-K, as filed with the SEC, it is notable that, since 1979, a series of new PRC laws and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China.

Notably, the Public Company Accounting Oversight Board (PCAOB) has recently been allowed access to Chinese audit working papers so that they can verify the auditors’ work, providing investors the comfort to rely on the audited financials. Thus, the level of transparency in both China is now much improved.

Also, the China National Security Department (a government agency under the Police department) performs a yearly audit and provides a certificate to the Company, called the “Grade Assessment Report on Network Security Level Protection”. This is a comprehensive evaluation and analysis of the security measures implemented in an organization’s network infrastructure. The report assesses the effectiveness of the network security controls and measures in place to protect against various threats, vulnerabilities, and potential cyber-attacks. The purpose of this assessment is to identify strengths and weaknesses in the network security posture, provide recommendations for improvement, and ensure that the organization’s sensitive information and critical assets are adequately protected from unauthorized access, data breaches, and other cybersecurity risks.

For FingerMotion specifically, our Company has already undergone this comprehensive risk assessment, to clearly identify any potential areas of vulnerability. And by engaging reputable legal counsel (McMillan LLP as US Counsel; Dentons in China), it allows us to concentrate on proactively growing our business, without the need to simultaneously spend excess resources on infrastructure. We expect that this ability to focus on new, innovative ideas will allow us to access and grow our customer base.

Can you explain the value of the cooperation agreement with Migu Video Technology Co., Ltd. for FingerMotion’s future?

In May, we entered into a cooperation agreement with Migu Video Technology Co., Ltd. and our contractually-controlled affiliate, Shanghai JiuGe Information Technology to start an in-depth collaboration on overseas hardware and terminal business. Overseas growth is an essential element of the Multi-channel network (MCN) of Migu Video. Another key element is the research and development of international standards that highlight Chinese culture and art. The final element is the proposed establishment of an international video sharing platform. Through this cooperation agreement we are seeking to collaborate with Migu Video to develop a solution to fully combine our innovative R&D and resource integration capabilities in order to expand into the international streaming market with Migu Video. This cooperation agreement sets the stage for our business to build synergies in the development of an international streaming content aggregator and highlights our brand differentiation advantages in international markets. This cooperation agreement will focus on establishing a sales organization, product optimization, and portal upgrade in expectation of bringing more innovative services to customers while continuously improving the social value of the overseas hardware and terminal business.

As you plan to expand into the international streaming market with Migu Video, what key challenges do you foresee and how are you planning to address them?

The Migu relationship provides us with a potential new avenue for our overall Company while leveraging, and growing, the user base that we already have. As a Company, we have built strong foundations in the “top-up” and data businesses, and our device protection division is primed to take off. By adding this new vertical, we are able to diversify our businesses and reach additional users, which in turn grows our other businesses. Of course, any new venture takes time to grow and our relationship with Migu is still very much in its infancy. We are excited about the opportunities that will be available for us to expand our reach into new geographies. We are using our partnership to help us to develop an appropriate go-to-market strategy and be able to increase our market penetration. As a management team, we will closely monitor the potential paths that this cooperative arrangement can take, to ensure it provides the best synergistic value to our Company and our shareholders.

Your strategy for 2023-2024 involves “domestic precision and overseas extension”. Can you provide more details about this approach?

As I have often mentioned in my interviews, we are grateful to be in the position that we are, fine tuning our “top-up” and data mechanisms in the largest population pool in the world. We believe that by maximizing our knowledge and expertise in China, it will ultimately allow us to take our platforms and expertise into other jurisdictions. Thus, we look to expand our business, not just into other industries outside of insuretech, but also expand our geographic footprint as well, moving outside of China. The knowledge we are able to gather from our work domestically will simply allow us to extend our business into other areas of the world.

Our strategy going forward involves the seamless execution of our growth strategy in China and gaining share among competitors in other international markets. This involves further penetration in the Chinese market now that the Chinese lockdowns have come to an end. In the last quarter, we focused our available resources to the “top-up” business as our corporate SMS customers were not interested in driving traffic to retail establishments that were closed. Now that China has opened up again we expect an upward trend in revenue growth. Our expansion into international markets and the beneficial diversifying benefits for our revenue mix and margins will be an important aspect of the future growth of business over the next several years.

Can you provide some background on why FingerMotion chose to eliminate its remaining convertible debt and the strategic advantages it provides?

Earlier this year, we eliminated our remaining convertible debt with our primary lender, which totaled over $5 million. Retiring the outstanding debt allows us to strengthen our balance sheet while maintaining a strong cash position. Eliminating the remaining convertible debt and related obligations to issue any additional shares of common stock to our primary lender eradicates any further dilutive impact of such convertible debt on our stockholders. We are well poised for future growth, and eliminating such convertible debt will help us to enhance profitability and cash flow generation.

Martin Shen, you mentioned that eliminating this debt “reinforces our commitment towards building shareholder value.” Can you elaborate on this statement and outline your future plans to further enhance shareholder value?

During the past year, we were able to find equity investors that showed keen interest in our Company and our future plans. With that new capital injection, it provided us the opportunity to remove the remaining debt on our balance sheet, which I believe most investors would agree is a good thing. It not only strengthens our financial position, but also provides a more attractive Company for future investors, by improving future cash flows and eliminating the concern of continually servicing any overhanging debt.

Is there anything else you would like to add that may be key for current and potential future shareholders to consider?

We have been taking proactive short-term measures to increase the product mix to give a more balanced spread in the revenue and margins while ensuring that we continue to efficiently use our resources, which we expect to be realized over the coming months.

The foundation of our current long-term strategy is based on our new R&D investments as well as the successful execution of strategic partnerships to enhance revenue growth, margin expansion, and cash flow generation.

In our Big Data division, we have grown our partnerships with both Pacific Life Re and Munich Re, although we acknowledge that the progress is not at the speed that we would like. Operationally, we must expect some growing pains but we continue to move forward and improve – this has always been our long-term focus and the division is poised to be the major contributor to our business in the near future.

As noted throughout, we have a number of exciting new ventures that could provide additional revenue growth and expand our business to new industries. At the same time, we remain committed to growing our current businesses to their full potential, understanding that a strong foundation will provide us the best footing to grow. With our mission on maintaining strong governance and infrastructure, continuing to innovate with investment in R&D and focusing on growing our business with attention to profitability, we take the responsibility of stewardship very seriously, and we hope our shareholders share that commitment.

For more information on FingerMotion Inc. visit:

Company Website

Corporate Presentation

Thank you Mr. Shen,

Steve Macalbry

Senior Editor, BestGrowthStocks.com

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